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                                                                    EXHIBIT 99.1


               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
              AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, R. Steve Letbetter, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Reliant Energy, Incorporated (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o the amended Annual Report on Form 10-K of Reliant Energy, Incorporated for the fiscal year ended December 31, 2001, as amended by the Annual Report on Form 10-K/A (Amendment No. 1) of Reliant Energy, Incorporated for the fiscal year ended December 31, 2001, as filed on July 5, 2002;

o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Reliant Energy, Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o    any amendments to any of the foregoing.

                                           Subscribed and sworn to before me
/s/ R. Steve Letbetter                     this fourteenth day of August 2002
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R. Steve Letbetter
Chairman, President and                    /s/ Debra C. Arcy
Chief Executive Officer                        -------------
August 14, 2002                            Notary Public
                                           My Commission Expires:
                                                    11/14/2004
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